Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial Risk Management
4	FINANCIAL RISK MANAGEMENT

Financial risk management is carried out by the Group’s Management. Management oversees the general management of risks in specific areas, such as foreign exchange rate risk, price risk, cash flow and fair value interest rate risk, credit risk, the use of derivative and non-derivative financial instruments and the investment of excess liquidity as well as financial risks and carries out periodic supervision and monitoring.

4.1	Financial risk factors

The Group’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, price risk, fair value interest rate risk and cash flow interest rate risk), credit risk and liquidity risk.

The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance. The Group uses derivative financial instruments to hedge certain risk exposures in one of its subsidiaries and considers the use of other derivatives in the event that it identifies risks that may generate an adverse effect for the Group in the short and medium-term.

a)	Market risks

i)	Foreign exchange risk

The Group is exposed to exchange rate risk as a result of the transactions carried out locally in foreign currency and due to its operations abroad. As of December 31, 2016, and 2017 this exposure is mainly concentrated in fluctuations of U.S. dollar, the Chilean and Colombian Pesos. The foreign exchange risk of the investments in Bolivia and Panama are not significant due to the volume of operations.

At December 31, 2017, the consolidated statement of financial position includes assets and liabilities in foreign currency (mainly in U.S. dollars) equivalent to S/1,851.3 million and S/1,982 million, respectively (S/2,770.9 million and S/2,708.30 million, respectively, at December 31, 2016) equivalents to US$570.5 million and US$610.8 million, respectively (US$826.6 million and US$806 million, respectively, at December 31, 2016).

During 2017, the Peruvian Sol, the Chilean and Colombian Pesos were exposed against the U.S. dollar. The Group’s exchange gains and losses for 2017 amounted to S/336.8 million and S/330.5 million, respectively (S/761.8 million and S/774.3 million, respectively, in 2016 and S/427.2 million and S/510.1 million, respectively, in 2015).

If at December 31, 2017 the Peruvian Sol and the Chilean and Colombian Pesos had strengthened/weakened by 2% against the U.S. dollar, with all other variables held constant, the pre-tax profit for the year would have increased/decreased by S/0.1 million (S/0.3 million in 2016 and S/1.7 million in 2015).

At December 31, 2017 the consolidated statement of changes in equity comprises a foreign currency translation adjustment originated by its subsidiaries. Their financial position includes assets and liabilities in functional currency equivalent to CLP 77,199.1 million and CLP 74,447.9 million, respectively (CLP 75,561.3 million and CLP 87,221.10 million, respectively, at December 2016), COP 101,300.8 million and COP 74,319.7 million, respectively (COP 169,774.8 and COP 166,091.8 million, respectively, at December 2016).

The Group’s foreign exchange translation adjustment for 2017 was negative for S/11.3 million (negative for S/14.3 million in 2016 and S/59.7 million in 2015).

ii)	Price risk

Management considers that the exposure of the Group to the price risk of its investments in mutual funds, bonds and equity securities is low, since the invested amounts are not significant. Any fluctuation in their fair value will not have any significant impact on the balances reported in the consolidated financial statements.

iii)	Cash flow and fair value interest rate risk

The Group’s interest rate risk mainly arises from its long-term borrowings. Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. Group policy is to maintain most of its borrowings at fixed rate instruments; 57.8% of total debt in 2017 (52.8% in 2016) was contracted at fixed rates and 42.2% at variable rates (47.2% in 2016) which consisted of a 22.9% fixed rate plus VAC (adjusted for inflation) and the remaining 19.3% at a variable rate (18% fixed rate + VAC and the remaining 29.2% at a variable rate in 2016).

The debt subject to fixed rate plus VAC is related to a bond issued in Peruvian soles to finance the GyM Ferrovías Project, Metro Line 1 (Note 20). Any increase in the interest rate resulting from higher inflation will have no significant impact on the Group’s profit because these revenues are also adjusted for inflation.

During 2017 and 2016 borrowings at variable rates are denominated in Peruvian Soles and U.S. dollars and the Group’s policy is to manage their cash flow risk by using interest-rate swaps, which are recognized under hedge accounting. However, regarding the variable rate loans related to GSP (Note 19-a), Management decided to assume the risk since it expects to pre-pay them before due. If at December 31, 2017, the Libor rate plus 3 months had increased/ decreased by 5%, with all other variables held constant, the pre-tax profit for the year would have increased/ decreased by S/0.49 million (S/0.40 million in 2016). In 2017 and 2016 there were no significant ineffectiveness in the cash flow hedge.

b)	Credit risk

Credit risk arises from cash and cash equivalents and deposits with banks and financial institutions, as well as customer credit counterparties, including the outstanding balance of accounts receivable and committed transactions. For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted.

With respect to loans to related parties, the Group has measures in place to ensure the recovery of these loans through the controls maintained by the Corporate Finance Management and the performance evaluation conducted by the Board.

No credit limits were exceeded during the reporting period, and Management does not expect the Group to incur any losses from performance by these counterparties, except for the ones already recorded at the financial statements.

c)	Liquidity risk

Prudent liquidity risk management implies maintaining sufficient cash and cash equivalents, the availability of funding through an adequate number of sources of committed credit facilities and the capacity to close out positions in the market. Historically, the Group cash flows enabled it to maintain sufficient cash to meet its obligations. However, as of December 31, 2016, the Group started to experienced liquidity risk due to the early termination of the GSP concession agreement and the obligations assumed (Note 16 a-i). As a consequence, the Group started a disinvestment plan to be able to meet the obligations resulting from this scenario (Note 38).

Group Corporate Finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs, so that the Group does not breach borrowing limits or covenants, where applicable, on any of its borrowing facilities. Less significant financing transactions are controlled by the Finance Management of each subsidiary.

Such forecasting takes into consideration the Group’s debt financing plans, covenant compliance, compliance with internal statement of financial position ratio targets and, if applicable, external regulatory or legal requirements; for example, foreign currency restrictions.

Surplus cash held by the operating entities over the balance required for working capital management are invested in interest-bearing checking accounts or time deposits, selecting instruments with appropriate maturities and sufficient liquidity.

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period from the date of the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year	1-2 years	2-5 years	More than 5 years	Total
At December 31, 2016
Other financial liabilities (except for finance leases)	1,936,825	128,508	173,145	—	2,238,478
Finance leases	127,496	85,989	26,780	19,506	259,771
Bonds	113,299	180,431	365,697	1,334,485	1,993,912
Trade accounts payables	1,276,617	—	—	—	1,276,617
Accounts payables to related parties	80,217	28,082	37,238	—	145,537
Other accounts payables	303,827	49,064	143,655	—	496,546
Other non-financial liabilities	—	1,081	—	—	1,081

	3,838,281	473,155	746,515	1,353,991	6,411,942

At December 31, 2017
Other financial liabilities (except for finance leases)	1,003,500	336,913	290,253	—	1,630,666
Finance leases	72,864	41,877	24,022	638	139,401
Bonds	109,746	148,986	353,349	1,272,647	1,884,728
Trade accounts payables	1,453,046	—	—	—	1,453,046
Accounts payables to related parties	55,174	25,954	—	—	81,128
Other accounts payables	153,498	34,527	371,976	—	560,001
Other non-financial liabilities	—	383	—	—	383

	2,847,828	588,640	1,039,600	1,273,285	5,749,353

4.2	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders, benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In 2017 the situation of the Group, has lead Management to monitor deviations that might cause the non-compliance of covenants and may hinder renegotiation of liabilities (Note19-a and Note 38-a).

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings), less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated statement of financial position plus net debt.

As of December 31, 2017, and 2016, the gearing ratio is presented below indicating the Company’s strategy to keep it in a range from 0.10 to 0.70.

As of December 31, the gearing ratio was as follows:

	2016	2017
Total financial liabilities and bonds	3,348,152	2,637,630
Less: Cash and cash equivalent	(606,950)	(626,180)

Net debt	2,741,202	2,011,450
Total equity	2,489,737	2,589,078

Total capital	5,230,939	4,600,528

Gearing ratio	0.52	0.44

4.3	Fair value estimation

For the classification of the type of valuation used by the Group for its financial instruments at fair value, the following levels of measurement have been established.

•	Level 1:	Measurement based on quoted prices in active markets for identical assets or liabilities.

•	Level 2:	Measurement based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

•	Level 3:	Measurement based on inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs, generally based on internal estimates and assumptions of the Group).

The table below shows the Group’s assets and liabilities measured at fair value at December 31, 2016 and 2017:

	Level 1	Level 2	Level 3	Total
At December 31, 2016
Financial assets
Financial assets at fair value through profit or loss	6,379	—	—	6,379
Financial liabilities
Derivatives used for hedging	—	1,081	—	1,081
At December 31, 2017
Financial assets
Financial assets at fair value through profit or loss	181	—	—	181
Financial liabilities
Derivatives used for hedging	—	383	—	383

There were no transfers between levels 1 and 2 during the year.

Financial instruments in level 3

The fair value as of December 31, 2015 of the investment held in Transportadora de Gas del Perú S.A. (TGP) classified as other financial asset was based on observable inputs in the market and unobservable inputs. The Group calculated its fair value based on its discounted cash flows as of the financial statement date. The information used to determine the fair value of this investment corresponds to Level 3 (Note 10).

The following table shows the changes in fair value by the investment held in TGP for the years ended on December 31:

	2015	2016
Opening balance	93,144	120,134
Unrealized gains (losses) recognized in the period	26,990	(2,996)
Derecognition of investment sold:
- Historical cost of investment	—	(61,105)
- Cumulative fair value	—	(56,033)

Final balance	120,134	—

The carrying amounts of cash and cash equivalents correspond to their fair values. The Company considers that the carrying amount of trade accounts receivable and payable is similar to their fair values since they are short term. The fair value for long-term receivables and liabilities is disclosed in Note 11, Note 12, Note 19-c, Note 20 and Note 22. The fair value of financial liabilities has been estimated by discounting the future contractual cash flows at the interest rate currently prevailing in the market and which is available to the Company for similar financial instruments (Level 2).